LORD ABBETT AFFILIATED FUND

Supplement dated May 1, 2008 to the

Statement of Additional Information dated March 1, 2008

(Class A, B, C, F, P, R2, & R3 Shares)

The information under “8. Purchases, Redemptions, Pricing, and Payments to Dealers — Net Asset Value Purchases of Class A Shares” is supplemented with the following:

Class A shares may be purchased at net asset value by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to contract owners and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases.